SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 20, 2001
(Date of earliest event reported)

D E E R E & C O M P A N Y
(Exact name of registrant as specified in charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-4121
(Commission File Number)

36-2382580
(IRS Employer Identification No.)

One John Deere Place
Moline, Illinois 61265
(Address of principal executive offices and zip code)

(309)765-8000
(Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

(99) Press release and additional information

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ MICHAEL A. HARRING
Michael A. Harring
Secretary

Dated: July 20, 2001

Exhibit Index

Number and Description of Exhibit	Sequential Page Number

(99) Press release and additional information	Pg. 5

Exhibit 99
Deere & Company One John Deere Place, Moline, IL 61265 USA

For Immediate Release - July 20, 2001

For Information Contact: Curtis G. Linke 309-765-4634 LinkeCurtisG@JohnDeere.com

AG DIVISION PRESIDENT RETIRES AT DEERE & COMPANY; GLOBAL AGRICULTURAL OPERATIONS ORGANIZED INTO THREE UNITS

     MOLINE, Illinois (July 20, 2001) - Deere & Company has organized its Worldwide Agricultural Equipment Division into three operating units, following the announcement of a request for early retirement by Ferdinand F. Korndorf, president of the company's Worldwide Agricultural Equipment Division.

     Korndorf, who has been with the company for 28 years, requested early retirement effective August 1, 2001, the company said. As a result, and in its drive to meet ambitious growth targets in value, the company reported that the Agricultural Equipment Division would be organized into three distinct operations, each headed by a senior executive reporting directly to Chairman and Chief Executive Officer Robert W. Lane.

     "As a result of Fred's decision to take early retirement, and in our drive to double the value of the company twice within the decade, we are organizing to provide more focus to our geographic operations, while simultaneously permitting a unified, global approach to product sourcing and to growing our agricultural services worldwide," said Lane.

     "By establishing both a geographic focus and a global product-sourcing focus to our business structure, we enhance our capability to optimize operations to the benefit of the enterprise, creating the financial strength to support current, emerging and future businesses," Lane said.

     In commenting upon the Korndorf retirement, Lane said, "Throughout his career, Fred has brought his penetrating analytical skills and vision to each assignment, energizing the businesses he managed and playing a strong role in the Company's continuing commitment to product and market leadership. His valuable counsel and perspective will be missed."

In line with the organization announcement, the following appointments were released, effective August 1st:

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David C. Everitt, currently Senior Vice President and Managing Director Region II, was appointed President, Agricultural Division - Europe, Africa & Latin America and Worldwide Management of Global Harvesting Equipment Sourcing. In this responsibility, Everitt will be accountable for meeting John Deere customers' needs within his region and for all company harvesting factories globally.

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H.J. Markley, currently Senior Vice President Worldwide Human Resources, was appointed President, Agricultural Division - North America, East Asia & Australia and Worldwide Management of Global Tractor and Implement Sourcing. In this responsibility, Markley will be accountable for meeting John Deere customers' needs within his region and for all company tractor and implement factories globally.

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Charles R. Stamp, Jr. currently President of Special Technologies Group, was appointed President, Agricultural Division - Global Agribusiness Services. Stamp will be accountable for guiding the development of the company's new business opportunities now under development, including the AgriBusiness and Ag Management Solutions businesses.

. Samuel R. Allen, presently Senior Vice President and Managing Director Region I, was appointed Senior Vice President Worldwide Human Resources, succeeding Markley.

(EDITOR'S NOTE: APPOINTEES BIOGRAPHICAL INFORMATION FOLLOWS.)
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H.J. Markley is currently Senior Vice President, Worldwide Human Resources. Since being named to that position in January 2000, Markley has led the company's recruiting, development and retention processes, including the development and implementation of the company's new performance management system. He joined the company in 1974 as Factory Auditor, after receiving his Bachelor of Arts degree in Economics from the College of Wooster (MA) in 1972 and his MBA from Dartmouth College in 1974. He served as an Industrial Engineer from 1975 to 1980 with assignments at Deere & Company, Saran (France) Works, and Davenport (Iowa) Works. In 1980, he was named Manager, Planning - Industrial Equipment Division for Deere & Company, and in 1981 Division Superintendent, Davenport Works. He became Manager, Materials at Dubuque Works in 1982 and Factory Manager there in 1988. In 1992, he was named General Manager, Waterloo Works; and Senior Vice President, Manufacturing Worldwide Construction Equipment Division in 1996. He is based in Moline, Illinois.

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David C. Everitt, most recently the Senior Vice President and Managing Director of Region II European operations, is a graduate of Kansas State University, where he earned a Bachelor of Science degree in Industrial Engineering in 1975. He joined the company that year as a production engineer. His assignments have included: Engineer, Horicon Works; Personnel Representative, Human Resources; Senior Engineer, Harvester Works; Manager, Industrial Engineering, Waterloo Works; Sales Manager, Waterloo Works; Manager Business Development Services, Finance; Manager, Cotton Operations, Des Moines Works; and Manager, Factory Operations, Des Moines Works. He has served in executive management positions in both of Deere's international agricultural equipment divisions. He is based in Mannheim, Germany.

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Samuel R. Allen is currently Vice President of Deere's Region I (South America, Australia and Asia), a position he has held since 1999. He is a 1975 graduate of Purdue University in Industrial Management. He joined the Company in 1975 as a process engineer at the company's Horicon (Wisconsin) Works. His subsequent management assignments at Horicon included Engineering Analyst, Supervisor of Order Processing, Supervisor of Factory Schedules and Production Control Supervisor. He joined Deere's Des Moines Works in 1980 as Manager Production Control and went on to serve as General Supervisor, Manufacturing; OEM Special Assignment and Tillage Transfer Project Manager. Following a number of special assignments involving the Deere/Diesel Joint Venture and cost reduction programs at Des Moines and Dubuque, in 1989, he was named Operations Manager, Four-Wheel Drive Loaders & Skidders at Davenport Works. He became Factory Manager, John Deere Engine Works in 1993; Manager, Engine Manufacturing Operations, Deere Power Systems Group, in 1995; and Manager, Worldwide Engine Manufacturing Operations in 1998. Prior to that assignment, Allen was Manager of Worldwide Engine Manufacturing Operations for the Deere Power Systems Group. He is based in Moline, Illinois.

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Charles R. Stamp, Jr. is currently President of Special Technologies, a position he has held since 1999. Stamp oversees Deere's wide range of electronics-related products and information services, including information-management systems, mobile-vehicle electronic controls and instrumentation, and navigational and wireless communication products. He joined Deere & Company in 1999, as part of the company's acquisition of InterAg Technologies, Inc., where he was President/CEO. He received a Bachelor of Arts degree from Southeast Missouri State University, and a law degree from the University of Missouri School of Law in Columbia in 1974. He is based in Atlanta, Georgia.

Deere & Company (www.JohnDeere.com) creates smart and innovative solutions, in the form of advanced machines, services and concepts, for customers on the farmsite, worksite and homesite worldwide.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995. Statements herein that relate to future operating periods are subject to important risks and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect particular lines of business, while others could affect all of the Company's businesses. Further information concerning the Company and its businesses, including factors that potentially could materially affect the Company's financial results, is included in the Company's most recent quarterly report on Form 10-Q and other filings with the Securities and Exchange Commission.